4th Quarter and Full Fiscal Year 2019 Financial Results & American Panel Corporation Acquisition Overview Mark Aslett President and CEO Conference call: Dial (877) 303-6977 in the USA and Canada, Michael Ruppert (760) 298-5079 in all other countries Executive Vice President and CFO Webcast login at www.mrcy.com/investor July 30, 2019, 5:00 pm ET Webcast replay available by 7:00 p.m. ET July 30, 2019 © 2019 Mercury Systems, Inc.

Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the acquisition described herein and to fiscal 2020 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2018. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward- looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. © 2019 Mercury Systems, Inc. 2

Introduction • Favorable defense funding and industry growth environment • Strategy and business model are working very well • Growing revenues substantially faster than industry average • Completed 4 acquisitions in FY19: Germane, GECO, Athena, Syntonic • Completed $455M follow-on equity offering – reloaded balance sheet • Announced agreement to acquire American Panel Corporation • On track for another year of strong performance in fiscal 2020 © 2019 Mercury Systems, Inc. 3

Financial highlights Q4 FY19 vs. Q4 FY18 FY19 vs. FY18 • Record bookings up 41% • Record bookings up 39% • Record backlog up 40% • Record backlog up 40% • Record revenue up 16% • Record revenue up 33% • Organic revenue(1) up 4% • Organic revenue(1) up 12% • GAAP net income up 27% • Record GAAP net income up 14% • Adjusted EBITDA up 1% • Record adjusted EBITDA up 27% • Op cash of $26M • Record Op cash of $97.5M; up 125% • FCF 45% adj. EBITDA • Record FCF 49% adj. EBITDA; up 151% Notes: (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. © 2019 Mercury Systems, Inc. 4

Successful M&A and integration strategy • Including APC, completed 5 acquisitions in the last 12 months for $228M • Deployed ~$800M for 11 acquisitions over last 5 years(1) • 5-year 26% revenue and 46% adj. EBITDA CAGR FY14-FY19 • Strategy for continued long-term shareholder value creation: – Adj. EBITDA margins greater than 20% – High single-digit, low double-digit organic revenue growth – Targeting 20% total company annual revenue growth including acquisitions • Multiple simultaneous M&A themes in C4I – Increase secure rugged server business for C2I – Expand mission computing and avionics processing business Notes: (1) Includes the acquisition of American Panel Corporation that is expected to close at the end of Q1 FY20. © 2019 Mercury Systems, Inc. 5

Agreement to acquire American Panel Corporation (APC) • Leader in rugged flat panel display solutions for aerospace and defense • Complements existing safety-certifiable avionics processing capabilities • Deployed on wide range of next-generation platforms, including Apache attack helicopter, M1A2 Abrams battle tank, F-35, F-15, F-16 and F-18 fighter jets • $100M purchase price(1); funded with cash on hand (2) – ~11x gross purchase multiple of estimated next twelve months adj. EBITDA – ~10x purchase multiple net of expected tax benefits(3) (4) • Combined with CES, RTL, GECO, will create ~$100M avionics systems business • Will enable Mercury to compete for larger avionics opportunities, play larger role in military digital convergence and supply chain delayering • Acquisition expected to close in Q1 FY20 Notes: (1) Subject to net working capital and net debt adjustments. (2) Adjusted for estimated costs required to operate the business as a standalone entity. (3) Pending acquisition of APC is expected to be treated as an asset purchase for tax purposes, resulting in ~$12M in net present value of tax benefits. (4) Pro forma for a full year of ownership of APC and GECO. © 2019 Mercury Systems, Inc. 6

Operational achievements • Continuing to invest in trusted domestic manufacturing capabilities • Focused on working capital and manufacturing operations efficiencies • Expect to complete West Coast RF manufacturing consolidation H1 FY20 • Completed build-out of Phoenix trusted digital SMT manufacturing facility • Investing to expand Phoenix trusted custom microelectronics capabilities • Mercury becoming leading conduit for commercial silicon into defense • Integration of prior acquisitions progressing well – Themis and Germane substantially integrated; business performing well – GECO integration well underway, Athena and Syntonic on track © 2019 Mercury Systems, Inc. 7

Favorable growth environment driving improved results • Pleased with 2 year defense budget deal • Defense appropriations, authorizations and outlays trending higher • Estimated LTV of top 30 programs/pursuits grew significantly in last 5 years • Favorable trends – delayering, flight to quality, outsourcing, taking share – FY19 subsystem revenue up 85% year-over-year • Strongly positioned in well-funded DoD priorities and need for modernization • Significant design win momentum in Radar, EW, EO/IR, C4I, weapons and space • Sensor and effector mission systems (SEMS) and C4I revenue growth: – Q4 up 17% and 32%, respectively; FY19 up 18% and 110%, respectively © 2019 Mercury Systems, Inc. 8

Business outlook and summary • Expect overall defense spending to increase at low single digit rates • Continue delivering organic revenue growth higher than industry average rate • Supplement high level of organic growth with smart, strategic M&A • Focus on sensor and effector mission systems and C4I markets • On track for another year of strong performance in fiscal 2020 • Expect to achieve high-end of our target model over time: – Drive high-single / low-double digit organic growth supplemented by accretive M&A – Invest to develop new technologies, expand and optimize facilities, attract/retain talent – Improve margins, on-time delivery and working capital via operational improvements – Grow operating expenses below revenue growth rate – Fully integrate acquired businesses to generate cost and revenue synergies Expect double-digit revenue and adj. EBITDA growth, strong cash flow © 2019 Mercury Systems, Inc. 9

Q4 FY19 vs. Q4 FY18 In $ millions, except percentage and per share data Q4 FY18 Q4 FY19 Change Bookings $171.7 $241.3 41% Book-to-Bill 1.12 1.36 Backlog $447.1 $625.4 40% 12-Month Backlog 328.5 451.2 Revenue $152.9 $177.0 16% Organic Revenue Growth(1) 16% 4% Gross Margin 44.7% 45.1% 0.4 pts Operating Expenses $49.4 $59.0 19% Selling, General & Administrative 25.4 30.7 Research & Development 14.9 20.3 Amortization/Restructuring/Acquisition 9.1 7.9 GAAP Net Income $10.1 $12.8 27% Effective Tax Rate 39.2% (1.7%) GAAP EPS $0.21 $0.25 19% Weighted Average Diluted Shares 47.5 50.7 Adjusted EPS(2) $0.47 $0.47 - (2) Adj. EBITDA $37.7 $37.9 1% % of revenue 24.6% 21.4% Operating Cash Flow $25.6 $26.0 2% Free Cash Flow(2) $21.6 $17.1 (21%) Notes: (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (2) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 10

FY19 vs. FY18 In $ millions, except percentage and per share data FY18 FY19 Change Bookings $563.5 $782.9 39% Book-to-Bill 1.14 1.20 Backlog $447.1 $625.4 40% 12-Month Backlog 328.5 451.2 Revenue $493.2 $654.7 33% Organic Revenue Growth(1) 7% 12% Gross Margin 45.8% 43.7% (2.1 pts) Operating Expenses $178.9 $209.6 17% Selling, General & Administrative 88.4 110.7 Research & Development 58.8 68.9 Amortization/Restructuring/Acquisition 31.7 29.9 GAAP Net Income $40.9 $46.8 14% Effective Tax Rate 4.0% 21.4% GAAP EPS $0.86 $0.96 12% Weighted Average Diluted Shares 47.5 48.5 Adjusted EPS(2) $1.42 $1.84 30% Adj. EBITDA(2) $114.6 $145.3 27% % of revenue 23.2% 22.2% Operating Cash Flow $43.3 $97.5 125% Free Cash Flow(2) $28.2 $70.8 151% Notes: (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (2) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 11

Balance sheet As of (In $ millions)(1) 6/30/18 9/30/18 12/31/18 3/31/19 6/30/19 ASSETS Cash & cash equivalents $66.5 $72.9 $93.9 $112.5 $257.9 Accounts receivable, net 143.8 153.9 168.3 170.7 176.2 Inventory, net 108.6 121.2 126.4 131.7 137.1 PP&E, net 51.0 50.8 53.1 55.9 60.0 Goodwill and intangibles, net 675.3 704.2 696.3 724.3 768.3 Other 19.3 24.0 18.6 17.3 17.4 TOTAL ASSETS $1,064.5 $1,127.0 $1,156.6 $1,212.4 $1,417.0 LIABILITIES AND S/E AP and accrued expenses $59.1 $61.2 $70.7 $83.1 $86.7 Other liabilities 38.5 49.2 49.9 40.4 45.5 Debt(1) 195.0 240.0 240.0 276.5 - Total liabilities 292.6 350.4 360.6 400.0 132.2 Stockholders' equity 771.9 776.6 796.1 812.4 1,284.7 TOTAL LIABILITIES AND S/E $1,064.5 $1,127.0 $1,156.6 $1,212.4 $1,417.0 Notes: (1) In Q4 FY19, Mercury paid all outstanding debt on its revolving credit facility. © 2019 Mercury Systems, Inc. 12

Cash flow summary For the Fiscal Quarters Ended FY18 FY19 (In $ millions)(1) 9/30/18 12/31/18 3/31/19 6/30/19 Net Income $40.9 $7.5 $12.4 $14.1 $12.8 $46.8 Depreciation and amortization 42.3 11.5 11.7 11.6 11.6 46.4 Termination of interest rate swap - - - - 5.4 5.4 Other non-cash items, net 14.0 5.5 4.6 6.3 5.1 21.6 Change in Working Capital Accounts receivable, unbilled receivables, (22.8) (5.9) (15.0) (1.2) (6.0) (28.1) and costs in excess of billings Inventory (16.2) (4.6) (4.9) (4.0) (3.3) (17.1) Accounts payable and accrued expenses (5.3) (2.0) 9.2 8.0 2.7 17.9 Other (9.5) 8.0 7.3 (8.6) (2.2) 4.5 Changes in Operating Assets and Liabilities (53.8) (4.5) (3.4) (5.8) (9.0) (22.7) Operating Cash Flow 43.3 20.0 25.3 26.2 26.0 97.5 Capital expenditures (15.1) (3.7) (7.1) (7.1) (8.8) (26.7) Free Cash Flow(2) $28.2 $16.3 $18.2 $19.2 $17.1 $70.8 Free Cash Flow(2) / Adjusted EBITDA(2) 24% 52% 49% 49% 45% 49% Free Cash Flow(2) / GAAP Net Income 69% 218% 147% 136% 134% 151% Notes: (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 13

FY20 annual guidance

In $ millions, except percentage and per share data	FY19[1]	FY20[2][5]	Change
Revenue	$654.7	$740.0 - $760.0	13% - 16%
Gross Margin	43.7%	43.6% - 44.2%	(0.1) - 0.5 pts
Operating Expenses	$209.6	$235.2 - $240.2	12% - 15%
GAAP Net Income	$46.8	$66.5 - $72.4	42% - 55%
Effective tax rate[3]	21.4%	26%	
GAAP EPS	$0.96	$1.20 - $1.31	25% - 36%
Weighted-average diluted shares outstanding	48.5	55.2	
Adjusted EPS[4]	$1.84	$1.97 - $2.08	7% - 13%
Adj. EBITDA[4]	$145.3	$160.5 - $168.5	10% - 16%
% of revenue	22.2%	21.7-22.2%	

Notes:

(1) FY19 figures are as reported in the Company's earnings release dated July 30, 2019.

(2) The guidance included herein is from the Company's earnings release dated July 30, 2019. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing-related expenses. Excludes pending acquisition of American Panel Corp.

(3) The effective tax rate in the guidance included herein excludes discrete items.

(4) Non-GAAP, see reconciliation table.

(5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this press release to the first quarter of fiscal 2020 are to the quarter ending September 27, 2019 and to fiscal 2020 are to the fiscal year ending June 26, 2020.

© 2019 Mercury Systems, Inc.

14

Q1 FY20 guidance

In $ millions, except percentage and per share data	Q1 FY19[1]	Q1 FY20[2][5]	Change
Revenue	$144.1	$160.0 - $170.0	11% - 18%
Gross Margin	42.8%	43.5%	0.7 pts
Operating Expenses	$47.8	$54.5 - $56.8	14% - 19%
GAAP Net Income Effective tax rate[3]	$7.5 30%	$11.5 - $13.0 26%	54% - 74%
GAAP EPS Weighted-average diluted shares outstanding	$0.16 47.7	$0.21 - $0.24 55.1	31% - 50%
Adjusted EPS[4]	$0.39	$0.39 - $0.42	0% - 8%
Adj. EBITDA[4] % of revenue	$31.6 22.0%	$32.0 - $34.0 20.0%	1% - 8%

Notes:
(1) Q1 FY19 figures are as reported in the Company's earnings release dated October 30, 2018.
(2) The guidance included herein is from the Company's earnings release dated July 30, 2019. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing-related expenses. Excludes pending acquisition of American Panel Corp.
(3) The effective tax rate in the guidance included herein excludes discrete items.
(4) Non-GAAP, see reconciliation table.
(5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this press release to the first quarter of fiscal 2020 are to the quarter ending September 27, 2019 and to fiscal 2020 are to the fiscal year ending June 26, 2020.

© 2019 Mercury Systems, Inc.

15

Summary • Solid fourth quarter results capping a strong fiscal year performance • Record annual bookings of $783 million with 1.20 book-to-bill • Record fiscal year revenue increases 33% year over year; 12% organic • Record annual operating and free cash flow generation • Completed acquisitions of Germane, GECO, Athena, Syntonic; expect to close APC acquisition within Q1 FY20 • Net proceeds of $455 million received through follow-on offering • Investing in business while still expecting continued growth and profitability in FY20 © 2019 Mercury Systems, Inc. 16

Appendix © 2019 Mercury Systems, Inc.

Adjusted EPS reconciliation Q1 FY20(2)(4) FY20(2)(4) (In thousands, except per share data) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 FY19 Low High Low High Earnings per share(1) $ 0.10 $ 0.13 $ 0.16 $ 0.19 $ 0.58 $ 0.38 $ 0.19 $ 0.08 $ 0.21 $ 0.86 $ 0.16 $ 0.26 $ 0.29 $ 0.25 $ 0.96 $ 0.21 $ 0.24 $ 1.20 $ 1.31 Net Income $ 3,819 $ 5,204 $ 7,048 $ 8,804 $ 24,875 $ 17,953 $ 9,133 $ 3,696 $ 10,101 $ 40,883 $ 7,479 $ 12,383 $ 14,109 $ 12,804 $ 46,775 $ 11,500 $ 13,000 $ 66,500 $ 72,400 Amortization of intangible assets 4,602 4,888 4,732 5,458 19,680 5,637 5,827 7,104 7,436 26,004 7,181 6,939 6,786 7,008 27,914 7,000 7,000 27,600 27,600 Restructuring and other charges 297 69 459 1,127 1,952 95 313 1,384 1,367 3,159 504 23 46 (13) 560 - - - - Impairment of long-lived assets - - - - - - - - - - - - - - - - - - - Acquisition and financing costs 553 1,114 569 153 2,389 854 1,366 1,909 799 4,928 1,043 762 787 7,036 9,628 900 900 3,500 3,500 Fair value adjustments from purchase accounting 2,077 870 270 462 3,679 509 84 539 860 1,992 620 - 93 - 713 - - - - Litigation and settlement expense (income), net - 100 - 17 117 - - - - - - 179 146 19 344 - - - - Stock-based and other non-cash compensation expense 3,632 4,093 3,715 3,901 15,341 4,696 4,941 3,669 4,309 17,615 4,743 5,338 4,914 4,626 19,621 5,400 5,400 24,100 24,100 Impact to income taxes(3) (6,085) (4,441) (3,576) (4,500) (18,602) (11,951) (8,615) (4,082) (2,621) (27,269) (3,073) (3,009) (2,850) (7,620) (16,552) (3,300) (3,300) (13,000) (13,000) Adjusted income $ 8,895 $ 11,897 $ 13,217 $ 15,422 $ 49,431 $ 17,793 $ 13,049 $ 14,219 $ 22,251 $ 67,312 $ 18,497 $ 22,615 $ 24,031 $ 23,860 $ 89,003 $ 21,500 $ 23,000 $ 108,700 $ 114,600 Adjusted earnings per share(1) $ 0.22 $ 0.30 $ 0.29 $ 0.32 $ 1.15 $ 0.37 $ 0.28 $ 0.30 $ 0.47 $ 1.42 $ 0.39 $ 0.47 $ 0.50 $ 0.47 $ 1.84 $ 0.39 $ 0.42 $ 1.97 $ 2.08 Weighted-average shares outstanding: Basic 38,865 39,151 43,773 46,211 41,986 46,504 46,752 46,844 46,873 46,719 47,048 47,189 47,258 49,835 47,831 Diluted 39,865 39,985 44,814 47,472 43,018 47,489 47,447 47,532 47,521 47,471 47,697 47,705 47,958 50,655 48,500 55,100 55,100 55,200 55,200 Notes: (1) Per share information is presented on a fully diluted basis. (2) Rounded amounts used. (3) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs. (4) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this press release to the first quarter of fiscal 2020 are to the quarter ending September 27, 2019 and to fiscal 2020 are to the fiscal year ending June 26, 2020. © 2019 Mercury Systems, Inc. 18

Adjusted EBITDA reconciliation

(In thousands)	Q1 FY17	Q2 FY17	Q3 FY17	Q4 FY17	FY17	Q1 FY18	Q2 FY18	Q3 FY18	Q4 FY18	FY18	Q1 FY19	Q2 FY19	Q3 FY19	Q4 FY19	FY19	Q1 FY20[2][3]		FY20[2][3]	
																Low	High	Low	High
Net Income	$ 3,819	$ 5,204	$ 7,048	$ 8,804	$24,875	$17,953	$ 9,133	$ 3,696	$10,101	$ 40,883	$ 7,479	$12,383	$14,109	$12,804	$ 46,775	$11,500	$13,000	$ 66,500	$ 72,400
Other non-operating adjustments, net[1]	(732)	(129)	(378)	(107)	(1,346)	222	(326)	(694)	3	(795)	365	(18)	(502)	519	364	-	-	-	-
Interest expense (income), net	1,782	1,888	1,756	1,680	7,106	(16)	104	999	1,731	2,818	2,193	2,125	2,268	1,591	8,177	(1,400)	(1,400)	(5,600)	(5,600)
Income Taxes	(1,259)	1,779	3,170	2,503	6,193	(8,381)	1,335	2,209	6,527	1,690	3,129	4,483	5,357	(217)	12,752	4,000	4,600	23,300	25,500
Depreciation	2,718	2,966	3,233	3,672	12,589	3,700	3,775	4,277	4,521	16,273	4,365	4,769	4,790	4,554	18,478	4,600	4,500	21,100	21,000
Amortization of intangible assets	4,602	4,888	4,732	5,458	19,680	5,637	5,827	7,104	7,436	26,004	7,181	6,939	6,786	7,008	27,914	7,000	7,000	27,600	27,600
Restructuring and other charges	297	69	459	1,127	1,952	95	313	1,384	1,367	3,159	504	23	46	(13)	560	-	-	-	-
Impairment of long-lived assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Acquisition and financing costs	553	1,114	569	153	2,389	854	1,366	1,909	799	4,928	1,043	762	787	7,036	9,628	900	900	3,500	3,500
Fair value adjustments from purchase accounting	2,077	870	270	462	3,679	509	84	539	860	1,992	620	-	93	-	713	-	-	-	-
Litigation and settlement expense (income), net	-	100	-	17	117	-	-	-	-	-	-	179	146	19	344	-	-	-	-
Stock-based and other non-cash compensation expense	3,632	4,093	3,715	3,901	15,341	4,696	4,941	3,669	4,309	17,615	4,743	5,338	4,914	4,626	19,621	5,400	5,400	24,100	24,100
Adjusted EBITDA	$17,489	$22,842	$24,574	$27,670	$92,575	$25,269	$26,552	$25,092	$37,654	$114,567	$31,622	$36,983	$38,794	$37,927	$145,326	$32,000	$34,000	$160,500	$168,500

Notes:

(1) As of July 1, 2018, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement and fixed assets sales and disposals among other adjustments. Adjusted EBITDA for prior periods has been recast for comparative purposes.

(2) Rounded amounts used.

(3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this press release to the first quarter of fiscal 2020 are to the quarter ending September 27, 2019 and to fiscal 2020 are to the fiscal year ending June 26, 2020.

© 2019 Mercury Systems, Inc.

19

Free cash flow reconciliation (In thousands) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 FY19 Cash provided by operating activities $ 10,283 $ 14,238 $ 24,889 $ 9,736 $ 59,146 $ 8,028 $ 8,779 $ 873 $ 25,641 $ 43,321 $ 20,029 $ 25,301 $ 26,218 $ 25,969 $ 97,517 Purchases of property and equipment (6,050) (7,703) (13,036) (6,055) (32,844) (3,628) (3,964) (3,475) (4,039) (15,106) (3,727) (7,075) (7,060) (8,829) (26,691) Free cash flow $ 4,233 $ 6,535 $ 11,853 $ 3,681 $ 26,302 $ 4,400 $ 4,815 $ (2,602) $ 21,602 $ 28,215 $ 16,302 $ 18,226 $ 19,158 $ 17,140 $ 70,826 © 2019 Mercury Systems, Inc. 20

Organic revenue reconciliation (In thousands) Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 FY19 Organic revenue $ 63,339 $ 68,072 $ 75,080 $ 71,208 $ 277,699 $ 93,498 $ 104,957 $ 100,625 $ 134,358 $ 433,438 $ 112,801 $ 130,326 $ 139,812 $ 158,548 $541,487 Acquired revenue(1) 24,310 29,942 32,237 44,400 130,889 12,571 12,955 15,711 18,509 59,746 31,255 28,763 34,824 18,415 113,257 Net revenues $ 87,649 $ 98,014 $ 107,317 $ 115,608 $ 408,588 $ 106,069 $ 117,912 $ 116,336 $ 152,867 $ 493,184 $ 144,056 $ 159,089 $ 174,636 $ 176,963 $654,744 Notes: (1) Acquired revenue for all preceding periods presented has not been recast for comparative purposes. © 2019 Mercury Systems, Inc. 21